Auditor's remuneration	12 Months Ended
Dec. 31, 2022
Auditor's remuneration.
Auditor's remuneration

4 Auditor’s remuneration

	2020	2021	2022
	£m	£m	£m
Auditor’s remuneration
Payable to the auditors of RELX PLC	0.9	0.9	0.9
Payable to the auditors of the Group’s subsidiaries	8.3	7.7	8.2
Audit services	9.2	8.6	9.1
Audit-related assurance services	0.8	0.5	0.6
Total auditor’s remuneration	10.0	9.1	9.7

Amounts payable to the auditors of the Group’s subsidiaries include amounts for the audit of internal controls over financial reporting in accordance with the US Sarbanes-Oxley Act. The increase in the 2022 audit fee is mainly due to foreign exchange movements. The previously reported 2021 fees paid to EY for audit services have been revised to include additional amounts for expenses incurred and final fees for statutory audits which took place subsequent to the audit of the RELX consolidated accounts.